UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest events reported)     August 21, 2003
                                                      --------------------------
                                                         (July 31, 2003)
                                                      --------------------------



Commission     Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of July 2003 and 2002 and the seven months ended July 2003 and 2002 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                        Month Ended       Seven Months Ended
                                         July 31,              July 31,
                                   --------------------- ---------------------
                                      2003       2002       2003       2002
                                   ---------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                              730        717      4,216      4,282
     Wholesale
         Long Term Sales                 212         57      1,274        566
         Forward Sales                   339         60      1,856        713
         Short Term Sales                502        673      3,312      4,282
                                   ---------- ---------- ---------- ----------

         Total Wholesale Sales         1,053        790      6,442      5,561
                                   ---------- ---------- ---------- ----------

         Total Energy Sales            1,783      1,507     10,658      9,843
                                   ========== ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                              0         0       2,162       2,216
                                    =========  ========  ==========  ==========

          CDD                            592       432       1,039         992
                                    =========  ========  ==========  ==========


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                    (Registrant)


Date:  August 21, 2003                          /s/ Robin A. Lumney
                                   ---------------------------------------------
                                                  Robin A. Lumney
                                             Vice President, Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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